UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-07388

 Value Line Emerging Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC 220 East 42nd Street New York, NY 10017-5891	A N N U A L R E P O R T
M a r c h 3 1 , 2 0 1 0

DISTRIBUTOR	EULAV Securities, Inc. 220 East 42nd Street New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co. 225 Franklin Street Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP	Value Line Emerging Opportunities Fund, Inc.
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq. 496 Valley Road Cos Cob, CT 06807-0272

DIRECTORS	Joyce E. Heinzerling Francis C. Oakley David H. Porter Paul Craig Roberts Thomas T. Sarkany Nancy-Beth Sheerr Daniel S. Vandivort

OFFICERS	Mitchell E. Appel President Howard A. Brecher Vice President and Secretary Michael J. Wagner Chief Compliance Officer Emily D. Washington Treasurer

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00071693

Value Line Emerging Opportunities Fund, Inc.

To Our Value Line Emerging

To Our Shareholders (unaudited):

Enclosed is your annual report for the 12 months ended March 31, 2010. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The Value Line Emerging Opportunities Fund, Inc. (the “Fund”) staged a strong rebound in the fiscal year, earning a total return of 46.68%. This compared to a total return of 63.25% for the Russell 2000 Index(1).

Your Fund invests primarily in higher-quality stocks, those that represent financially stronger companies with solid records of consistent growth in both earnings and stock price, built upon enviable stables of proprietary products. Over the long pull, this strategy has paid off handsomely for our investors. But during periods such as seen recently, the Fund can lag its benchmark.

The big comeback in the stock market was led by the stocks that had declined the most in the prior year. These stocks primarily represent financially weaker, more economically sensitive companies, and firms that sell undifferentiated, commodity-type products in highly competitive arenas. Such lower-quality stocks widely outperformed higher-quality stocks in the latest 12-month period.

We will maintain the disciplined investment strategy that has served the Fund well in the past. First, the Fund seeks companies that have demonstrated superior earnings and stock price growth over a five to ten year period. Second, we limit trading costs by sticking with these proven winners for as long as merited by their performance. Annual portfolio turnover has averaged a moderate 21.8% over the past five years. Third, however, we will not hesitate to sell when a leader transforms into a laggard, prompting the replacement of the issue in the portfolio with a company that shows superior operating and stock price momentum.

The Fund is well diversified with about 200 stockholdings across a wide variety of industries. We invest less than 1/2 of 1% of assets in any new holding, and only about 13% of the Fund’s assets are invested in its top 10 holdings.

Thank you for your continued confidence in us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

May 10, 2010

(1)
The Russell 2000 Index is representative of the smaller capitalization stocks traded in the United States. This is an unmanaged index and does not reflect charges, expenses, or taxes, so it is not possible to invest in this Index.

Value Line Emerging Opportunities Fund, Inc.

Opportunities Fund Shareholders

Economic Observations (unaudited)

The recession, which commenced in the later stages of 2007 and proved long and disruptive, ended last year to all intents and purposes, although the National Bureau of Economic Research, which assigns beginning and ending dates to such downturns, has yet to rule officially on the matter. In all, the business contraction—which produced a succession of quarterly declines in the U.S. gross domestic product along with countless other upheavals—apparently concluded with the restoration of GDP growth in the final half of 2009 and the first three months of this year. The nascent up cycle in this country has been underpinned so far by a positive swing in the inventory cycle, a strengthening in business equipment spending, and increasingly better results in manufacturing and non-manufacturing activity, and in consumer spending.

Going forward, the upturn should be supported by further improvement in consumer and industrial activity, and some stabilization in the troubled housing sector. It is worth noting that the prospective rate of GDP growth in 2010 is likely to be 3.0%-3.5%, which is close to the historical norm of 3.0%-4.0%. The slight underperformance is traceable to lingering softness in such critical sectors as housing and employment. Until those areas show more sustained vigor, we likely will not see the higher levels of consumer spending needed for stronger business growth.

The long and painful recession was traceable to several events, beginning with sharp declines in housing construction, home sales, and real estate prices. Other contributing factors included a large reduction in credit availability, a high level of bank failures, increasing foreclosures and bank repossessions, a multi-decade high in the unemployment rate, weak retail activity, and trendless manufacturing. Unfortunately, several of these problems are likely to stay with us for some months yet—notably the aforementioned weakness in housing and job growth. Such prospective difficulties underscore why we expect modestly below-trend rates of GDP growth for now. Encouragingly, though, most business barometers are now either stabilizing or improving.

Meanwhile, one evolving concern, and a reason we are taking a somewhat cautious view of things at the moment, is the deterioration in the outlook across parts of Europe stemming from the proliferation of sovereign-debt worries in Greece, and to a lesser degree in Portugal, Spain, Ireland, and the rest of the United Kingdom. To be sure, the European Union recently did fashion a bailout package for Greece and other troubled nations in the euro zone. However, at this point, it is too soon to gauge whether these ambitious steps will be sufficient to stem the rising tide of concern on the Continent. It is also premature to make a determinitaion as to whether or not Europe’s woes will have an effect along our shores. Our sense, at this point, is that our own recovery will not be seriously threatened. However, some fallout is likely, especially as the sinking euro makes our exports much more costly overseas, potentially reducing a key source of our own prosperity.

Finally, inflation, which moved up sharply last year, following dramatic gains in oil, food, and commodity prices, has now moved onto a more stable and largely benign path. Going forward, we expect pricing to chart an uneven course, with further swings in oil and commodities being the norm, as the economy’s evolving expansion most likely continues. On average, we think prices will increase less sharply over the next year or two than they did before the 2007-2009 recession. Looking further out, we see pricing pressures developing later on in the business up cycle—as is only natural—as demand for labor and materials revives. The Federal Reserve, meanwhile, continues to express support for an accommodative monetary approach. As a result, we believe the Fed is unlikely to increase interest rates until late this year or early 2011. Once it does opt to tighten, we believe it will do so rather gently. That is because the risks to the sustainability of the up cycle seem too great for the central bank to consider moving to aggressively tighten anytime soon—particularly given the volatile situation in Europe.

Value Line Emerging Opportunities Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Emerging Opportunities Fund, Inc. to that of the Russell 2000 Stock Index (the “Index”). The Value Line Emerging Opportunities Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in
The Value Line Emerging Opportunities Fund, Inc. and the Russell 2000 Stock Index*

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000

1 year ended 3/31/10	46.68%	$14,668
5 years ended 3/31/10	2.48%	$11,300
10 years ended 3/31/10	3.31%	$13,846

*	The Russell 2000 Stock Index is representative of the smaller capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Emerging Opportunities Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 through March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 10/1/09	Ending account value 3/31/10	Expenses paid during period 10/1/09 thru 3/31/10*

Actual	$1,000.00	$1,103.18	$5.56
Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.34

*
Expenses are equal to the Fund’s annualized expense ratio of 1.06% multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 1.16% gross of nonrecurring legal fee reimbursement.

Value Line Emerging Opportunities Fund, Inc.

Portfolio Highlights at March 31, 2010 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Green Mountain Coffee Roasters, Inc.	84,000	$8,132,880	1.9%
Guess?, Inc.	136,000	$6,389,280	1.5%
Edwards Lifesciences Corp.	64,000	$6,328,320	1.4%
Alexion Pharmaceuticals, Inc.	99,000	$5,382,630	1.2%
Intuitive Surgical, Inc.	15,400	$5,361,202	1.2%
Atheros Communications, Inc.	135,000	$5,225,850	1.2%
Ctrip.com International Ltd. ADR	128,000	$5,017,600	1.2%
Equinix, Inc.	50,700	$4,935,138	1.1%
Stifel Financial Corp.	91,000	$4,891,250	1.1%
Informatica Corp.	180,000	$4,834,800	1.1%

Asset Allocation – Percentage of Net Assets

Equity Sector Weightings – Percentage of Total Investment Securities

Value Line Emerging Opportunities Fund, Inc.

Schedule of Investments	March 31, 2010

Shares		Value
COMMON STOCKS (93.6%)

	CONSUMER DISCRETIONARY (11.0%)
63,000	Brink’s Home Security Holdings, Inc. *	$2,680,650
123,500	Buckle, Inc. (The)	4,539,860
12,200	Chipotle Mexican Grill, Inc. Class A *	1,374,574
128,000	Ctrip.com International Ltd. ADR *	5,017,600
18,000	DeVry, Inc.	1,173,600
136,000	Guess?, Inc.	6,389,280
31,500	ITT Educational Services, Inc. *	3,543,120
13,000	John Wiley & Sons, Inc. Class A	562,640
192,000	LKQ Corp. *	3,897,600
45,400	O’Reilly Automotive, Inc. *	1,893,634
18,000	PetMed Express, Inc.	399,060
66,000	Phillips-Van Heusen Corp.	3,785,760
32,000	Signet Jewelers Ltd. *	1,034,880
19,000	Strayer Education, Inc.	4,626,880
77,000	Warnaco Group, Inc. (The) *	3,673,670
18,000	WMS Industries, Inc. *	754,920
91,750	Wolverine World Wide, Inc.	2,675,430
		48,023,158

	CONSUMER STAPLES (5.2%)
64,025	Central European Distribution Corp. *	2,241,515
71,000	Church & Dwight Co., Inc.	4,753,450
154,800	Flowers Foods, Inc.	3,829,752
84,000	Green Mountain Coffee Roasters, Inc. *	8,132,880
63,000	Hansen Natural Corp. *	2,732,940
39,000	Ruddick Corp.	1,233,960
		22,924,497

	ENERGY (5.5%)
40,000	Alpha Natural Resources, Inc. *	1,995,600
91,000	Arena Resources, Inc. *	3,039,400
33,050	Atlas Energy, Inc. *	1,028,516
20,000	Core Laboratories N.V.	2,616,000
22,800	FMC Technologies, Inc. *	1,473,564
46,000	Forest Oil Corp. *	1,187,720
62,800	Frontier Oil Corp.	847,800

Shares		Value
41,000	Oceaneering International, Inc. *	$2,603,090
95,800	Penn Virginia Corp.	2,347,100
14,000	Quicksilver Resources, Inc. *	196,980
80,700	Range Resources Corp.	3,782,409
35,000	Suncor Energy, Inc.	1,138,900
37,000	Superior Energy Services, Inc. *	777,740
42,000	World Fuel Services Corp.	1,118,880
		24,153,699

	FINANCIALS (4.6%)
7,400	Affiliated Managers Group, Inc. *	584,600
54,300	Arch Capital Group Ltd. *	4,140,375
10,000	Bancolombia S.A. ADR	456,600
3,000	Credicorp Ltd.	264,540
24,000	Eaton Vance Corp.	804,960
74,000	EZCORP, Inc. Class A *	1,524,400
30,800	First Cash Financial Services, Inc. *	664,356
7,916	First Financial Bankshares, Inc.	408,070
45,300	ProAssurance Corp. *	2,651,862
22,400	Reinsurance Group of America, Inc.	1,176,448
47,200	RLI Corp.	2,691,344
91,000	Stifel Financial Corp. *	4,891,250
		20,258,805

	HEALTH CARE (15.4%)
99,000	Alexion Pharmaceuticals, Inc. *	5,382,630
21,500	AMAG Pharmaceuticals, Inc. *	750,565
58,333	Amedisys, Inc. *	3,221,148
91,000	Auxilium Pharmaceuticals, Inc. *	2,835,560
12,600	Bard (C.R.), Inc.	1,091,412
40,000	Bio-Rad Laboratories, Inc. Class A *	4,140,800
54,700	Catalyst Health Solutions, Inc. *	2,263,486
31,589	Celgene Corp. *	1,957,255
7,400	Computer Programs & Systems, Inc.	289,192
9,000	Covance, Inc. *	552,510

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

March 31, 2010

Shares		Value
64,000	Edwards Lifesciences Corp. *	$6,328,320
20,000	Emergency Medical Services Corp. Class A *	1,131,000
19,200	Gentiva Health Services, Inc. *	542,976
46,500	Haemonetics Corp. *	2,657,475
34,000	Henry Schein, Inc. *	2,002,600
5,300	HMS Holdings Corp. *	270,247
38,000	ICON PLC ADR *	1,003,200
37,800	IDEXX Laboratories, Inc. *	2,175,390
15,400	Intuitive Surgical, Inc. *	5,361,202
87,000	Life Technologies Corp. *	4,547,490
46,000	Masimo Corp.	1,221,300
71,800	Meridian Bioscience, Inc.	1,462,566
17,900	NuVasive, Inc. *	809,080
38,000	Owens & Minor, Inc.	1,762,820
11,000	Perrigo Co.	645,920
100,000	PSS World Medical, Inc. *	2,351,000
23,000	Quality Systems, Inc.	1,413,120
37,000	Sun Healthcare Group, Inc. *	352,980
24,000	Techne Corp.	1,528,560
24,600	Thermo Fisher Scientific, Inc. *	1,265,424
30,800	United Therapeutics Corp. *	1,704,164
22,400	Varian, Inc. *	1,159,872
81,000	West Pharmaceutical Services, Inc.	3,397,950
		67,579,214

	INDUSTRIALS (24.9%)
27,000	Actuant Corp. Class A	527,850
89,200	Acuity Brands, Inc.	3,765,132
14,000	Alliant Techsystems, Inc. *	1,138,200
6,500	Ameron International Corp.	408,785
58,700	AMETEK, Inc.	2,433,702
4,000	Ampco-Pittsburgh Corp.	99,280
70,000	AZZ, Inc.	2,369,500
22,700	Badger Meter, Inc.	874,177
88,000	BE Aerospace, Inc. *	2,679,600
13,000	Brink’s Co. (The)	366,990
60,000	Bucyrus International, Inc.	3,959,400
15,600	Carlisle Companies, Inc.	594,360
65,000	CLARCOR, Inc.	2,241,850
12,400	Clean Harbors, Inc. *	688,944
34,000	Copart, Inc. *	1,210,400
57,900	Corrections Corp. of America *	1,149,894
9,000	EMCOR Group, Inc. *	221,670

Shares		Value
81,000	EnerSys *	$1,997,460
67,200	Esterline Technologies Corp. *	3,321,696
28,000	Flowserve Corp.	3,087,560
29,000	FTI Consulting, Inc. *	1,140,280
79,400	Gardner Denver, Inc.	3,496,776
55,700	Genesee & Wyoming, Inc. Class A *	1,900,484
111,900	Geo Group, Inc. (The) *	2,217,858
6,400	Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	331,840
47,000	HEICO Corp.	2,423,320
117,400	HUB Group, Inc. Class A *	3,284,852
100,000	Hunt (J.B.) Transport Services, Inc.	3,588,000
54,400	IDEX Corp.	1,800,640
36,700	IHS, Inc. Class A *	1,962,349
78,000	Kansas City Southern *	2,821,260
29,500	Kaydon Corp.	1,109,200
38,400	Kirby Corp. *	1,464,960
101,600	Lennox International, Inc.	4,502,912
44,400	Lincoln Electric Holdings, Inc.	2,412,252
4,800	Michael Baker Corp. *	165,504
44,000	Middleby Corp. (The) *	2,533,960
43,025	Moog, Inc. Class A *	1,523,945
44,000	Nordson Corp.	2,988,480
35,920	Quanta Services, Inc. *	688,227
58,000	Regal-Beloit Corp.	3,445,780
102,600	Ritchie Bros. Auctioneers, Inc.	2,208,978
49,000	Robbins & Myers, Inc.	1,167,180
43,200	Roper Industries, Inc.	2,498,688
53,100	Stanley, Inc. *	1,502,199
59,600	Stericycle, Inc. *	3,248,200
7,700	Toro Co. (The)	378,609
50,300	Towers Watson & Co. Class A	2,389,250
96,865	URS Corp. *	4,805,473
38,600	Valmont Industries, Inc.	3,197,238
58,000	Wabtec Corp.	2,442,960
108,000	Waste Connections, Inc. *	3,667,680
88,600	Woodward Governor Co.	2,833,428
		109,279,212
	INFORMATION TECHNOLOGY (15.0%)
59,400	Advent Software, Inc. *	2,658,150
78,000	Amphenol Corp. Class A	3,290,820
100,726	ANSYS, Inc. *	4,345,320

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Schedule of Investments

Shares		Value
9,000	ArcSight, Inc. *	$253,350
135,000	Atheros Communications, Inc. *	5,225,850
58,000	Blackbaud, Inc.	1,461,020
72,000	Blackboard, Inc. *	2,999,520
55,200	Cognizant Technology Solutions Corp. Class A *	2,814,096
104,000	Concur Technologies, Inc. *	4,265,040
114,000	CyberSource Corp. *	2,010,960
17,950	Diodes, Inc. *	402,080
29,000	Dolby Laboratories, Inc. Class A *	1,701,430
50,700	Equinix, Inc. *	4,935,138
22,050	FactSet Research Systems, Inc.	1,617,808
54,000	Hewitt Associates, Inc. Class A *	2,148,120
180,000	Informatica Corp. *	4,834,800
35,700	Itron, Inc. *	2,590,749
29,800	ManTech International Corp. Class A *	1,455,134
38,200	MICROS Systems, Inc. *	1,256,016
80,000	Nuance Communications, Inc. *	1,331,200
26,000	Rackspace Hosting, Inc. *	486,980
1,800	Rofin-Sinar Technologies, Inc. *	40,716
60,000	Salesforce.com, Inc. *	4,467,000
5,000	Solera Holdings, Inc.	193,250
90,000	Sybase, Inc. *	4,195,800
22,000	Teradata Corp. *	635,580
35,600	Trimble Navigation Ltd. *	1,022,432
26,000	VistaPrint NV *	1,488,500
45,000	Wright Express Corp. *	1,355,400
		65,482,259

	MATERIALS (7.2%)
50,700	Airgas, Inc.	3,225,534
28,000	Albemarle Corp.	1,193,640
99,200	AptarGroup, Inc.	3,903,520
62,000	Calgon Carbon Corp. *	1,061,440
48,800	Cliffs Natural Resources, Inc.	3,462,360
18,000	FMC Corp.	1,089,720

Shares		Value
57,600	Greif, Inc. Class A	$3,163,392
62,000	Koppers Holdings, Inc.	1,755,840
44,800	LSB Industries, Inc. *	682,752
32,000	Lubrizol Corp. (The)	2,935,040
16,000	NewMarket Corp.	1,647,840
8,000	Praxair, Inc.	664,000
13,000	Schweitzer-Mauduit International, Inc.	618,280
43,000	Sigma-Aldrich Corp.	2,307,380
44,200	Silgan Holdings, Inc.	2,662,166
28,000	Sociedad Quimica y Minera de Chile S.A. ADR	1,046,920
		31,419,824
	TELECOMMUNICATION SERVICES (2.4%)
81,000	Alaska Communications Systems Group, Inc.	657,720
18,681	Brasil Telecom S.A. ADR *	158,228
59,929	Brasil Telecom S.A. ADR Preferred Shares *	1,144,045
43,008	Crown Castle International Corp. *	1,644,196
110,000	SBA Communications Corp. Class A *	3,967,700
161,000	TW Telecom, Inc. *	2,922,150
		10,494,039

	UTILITIES (2.4%)
32,200	AGL Resources, Inc.	1,244,530
4,000	California Water Service Group	150,440
35,000	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,288,000
51,000	ITC Holdings Corp.	2,805,000
27,600	Northwest Natural Gas Co.	1,286,160
91,400	South Jersey Industries, Inc.	3,837,886
		10,612,016
	TOTAL COMMON STOCKS AND TOTAL INVESTMENT SECURITIES (1) (93.6%) (Cost $308,543,230)	410,226,723

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

March 31, 2010

Principal Amount		Value

SHORT-TERM INVESTMENTS (6.3%)

	REPURCHASE AGREEMENTS (6.3%)
$27,600,000	With Morgan Stanley, 0.00%, dated 03/31/10, due 04/01/10, delivery value $27,600,000 (collateralized by $28,085,000 U.S. Treasury Notes 2.3750%, due 08/31/14, with a value of $28,215,790)	$27,600,000

	TOTAL SHORT-TERM INVESTMENTS (2) (Cost $27,600,000) (6.3%)	27,600,000

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)		319,847

Principal Amount	Value

NET ASSETS (100%)	$438,146,570

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($438,146,570 ÷ 16,009,290 shares outstanding)	$27.37

*	Non-income producing.
(1)	Unless otherwise indicated, the values of the Portfolio are determined based on Level 1 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.
(2)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.
ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Statement of Assets and Liabilities at March 31, 2010

Assets:
Investment securities, at value (Cost - $308,543,230)	$410,226,723
Repurchase agreement (Cost - $27,600,000)	27,600,000
Cash	169,405
Receivable for securities sold	1,894,792
Dividends receivable	333,504
Receivable for capital shares sold	255,750
Receivable from advisor	238,070
Prepaid expenses	53,606
Total Assets.	440,771,850

Liabilities:
Payable for capital shares redeemed	2,081,428
Accrued expenses:
Advisory fee	285,866
Service and distribution plan fees	95,289
Directors’ fees and expenses	671
Other	162,026
Total Liabilities.	2,625,280
Net Assets	$438,146,570

Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000, outstanding 16,009,290 shares)	$16,009
Additional paid-in capital	438,887,011
Accumulated net realized loss on investments and foreign currency	(102,439,943)
Net unrealized appreciation of investments	101,683,493
Net Assets	$438,146,570
Net Asset Value, Offering and Redemption Price per Outstanding Share ($438,146,570 ÷ 16,009,290 shares outstanding)	$27.37

Statement of Operations for the Year Ended March 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $44,502)	$3,829,780
Interest	26,932
Total Income	3,856,712

Expenses:
Advisory fee	3,832,519
Service and distribution plan fees	1,277,506
Transfer agent fees	236,469
Printing and postage	219,486
Auditing and legal fees	168,797
Custodian fees	105,999
Insurance	63,633
Registration and filing fees	53,924
Directors’ fees and expenses	47,106
Other	124,707
Total Expenses Before Custody Credits and Fees Waived	6,130,146
Less: Legal Fee Reimbursement	(247,154)
Less: Custody Credits	(130)
Net Expenses	5,882,862
Net Investment Loss	(2,026,150)

Net Realized and Unrealized Gain/ (Loss) on Investments and Foreign Exchange Transactions:
Net Realized Loss	(9,911,153)
Change in Net Unrealized Appreciation/(Depreciation)	206,378,971
Net Realized Loss and Change in Net Unrealized Appreciation/ (Depreciation) on Investments and Foreign Exchange Transactions	196,467,818
Net Increase in Net Assets from Operations	$194,441,668

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended March 31, 2010 and 2009

	Year Ended March 31, 2010	Year Ended March 31, 2009
Operations:
Net investment loss	$(2,026,150)	$(3,207,159)
Net realized loss on investments and foreign currency	(9,911,153)	(92,317,526)
Change in net unrealized appreciation/(depreciation)	206,378,971	(252,691,831)
Net increase/(decrease) in net assets from operations	194,441,668	(348,216,516)

Distributions to Shareholders:
Net realized gain from investment transactions	—	(5,586,516)

Capital Share Transactions:
Proceeds from sale of shares	50,668,660	193,628,543
Proceeds from reinvestment of distributions to shareholders	—	5,346,374
Cost of shares redeemed	(276,507,970)	(286,341,528)
Net decrease in net assets from capital share transactions	(225,839,310)	(87,366,611)
Total Decrease in Net Assets	(31,397,642)	(441,169,643)

Net Assets:
Beginning of year	469,544,212	910,713,855
End of year	$438,146,570	$469,544,212

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

Value Line Emerging Opportunities Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital. The Fund invests primarily in “small-cap” common stocks.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 – Inputs that are unobservable.

During the year ended March 31, 2010, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Value Line Emerging Opportunities Fund, Inc.

March 31, 2010

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets Common Stocks	$410,226,723	$0	$0	$410,226,723
Short - Term Investments	0	27,600,000	0	27,600,000
Total Investments in Securities	$410,226,723	$27,600,000	$0	$437,826,723

For the year ended March 31, 2010, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Value Line Emerging Opportunities Fund, Inc.

Notes to Financial Statements

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates.

The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/ depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, Inc. (“VLI”), Value Line Securities, Inc. currently, EULAV Securities, Inc. (“ESI” or the “Distributor”), Jean B. Buttner, former Chairman, President and Chief Executive Officer of VLI and David Henigson, a former Director and Officer of VLI, settled a matter related to brokerage commissions charged by ESI to certain Value Line mutual funds (“Funds”) from 1986 through November of 2004. The matter also involved alleged misleading disclosures provided by VLI to the Board of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. VLI agreed to pay disgorgement in the amount of $24,168,979 (representing disgorgement of commissions received), prejudgment interest of $9,536,786, and a civil penalty in the amount of $10,000,000. Also as part of the settlement, Mrs. Buttner and Mr. Henigson each agreed to pay a civil penalty, are barred from association with any broker, dealer or investment adviser, and are prohibited from serving as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter, subject to a limited exception (limited in scope and for a one-year period) for Mrs. Buttner. Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a fund will be created for VLI’s disgorgement, interest and penalty (“Fair Fund”). VLI will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. VLI informed the Funds’ Board that it has paid the settlement, continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of EULAV Asset Management LLC (“EULAV” or the “Adviser”), the Funds’ investment adviser, or ESI, the Funds’ distributor, to perform their respective contracts with the Funds.

Value Line Emerging Opportunities Fund, Inc.

March 31, 2010

On March 11, 2010, VLI and the Boards of Trustees/Directors of the Value Line Funds entered into an agreement pursuant to which VLI will reimburse the Funds in the aggregate amount of $917,302 for various expenses incurred by the Funds in connection with the SEC matter referred to above. The receivable for this expense reimbursement was accrued on March 11, 2010 by the applicable Funds that incurred the expenses and will be paid by VLI in twelve monthly installments commencing April 1, 2010. The Fund accrued $247,154 in expense reimbursements from VLI.

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Capital Share Transactions

Transactions in capital stock were as follows:

	Year Ended March 31, 2010	Year Ended March 31, 2009

Shares sold	2,192,547	7,009,365
Shares issued to shareholders in reinvestment of distributions	—	273,053
Shares redeemed	(11,347,028)	(12,006,409)
Net decrease	(9,154,481)	(4,723,991)
Distributions per share from net realized gains	$—	$0.2075

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

Year Ended March 31, 2010
Purchases:
Investment Securities	$8,981,800
Sales:
Investment Securities	$248,703,316

4. Income Taxes

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for taxes purposes	$336,170,226
Gross tax unrealized appreciation	117,269,606

Gross tax unrealized depreciation	(15,613,109)
Net tax unrealized appreciation on investments	$101,656,497
Capital loss carryforward, expires March 31, 2017	$(13,109,178)
Capital loss carryforward, expires March 31, 2018	$(89,303,770)

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the capital losses before they expire.

Net unrealized gain (loss) differs for financial statement purposes primarily due to differing treatments of wash sales and real estate investment trusts.

Value Line Emerging Opportunities Fund, Inc.

Notes to Financial Statements

Permanent book-tax differences relating to the classification of income in the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $2,026,150, increased accumulated net realized gain on investments by $18 and decreased additional paid-in-capital by $2,026,168. These reclassifications were primarily due to differing treatments of net operating loss and foreign currency gain/losses. Net assets were not affected by this reclassification.

The tax composition of dividends paid during the years ended March 31, 2010 and March 31, 2009 is as follows:

	2010	2009
Long-term capital gains	—	$5,586,516

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $3,832,519 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the year ended March 31, 2010. The fee was computed at an annual rate of 0.75% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, Inc. (the “Distributor”), for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended March 31, 2010, fees amounting to $1,277,506 were paid or payable to the Distributor under this plan.

For the year ended March 31, 2010, the Fund’s expenses were reduced by $130 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers, employees and directors of Value Line and affiliated companies are also officers and a director of the Fund. Value Line, and/or affiliated companies and the Value Line Profit Sharing and Savings Plan at March 31, 2010 owned 109,178 shares of the Fund’s capital stock, representing less than 1% of the outstanding shares. In addition, the officers and director of the Fund as a group owned 587 shares, which represents less than 1% of the outstanding shares.

Value Line Emerging Opportunities Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$18.66	$30.47	$32.32	$31.70	$25.75

Income from investment operations:
Net investment loss	(0.13)	(0.13)	(0.06)	(0.05)	(0.04)
Net gains or (losses) on securities (both realized and unrealized)	8.84	(11.47)	(1.08)	1.15	6.38
Total from investment operations	8.71	(11.60)	(1.14)	1.10	6.34

Less distributions:
Distributions from net realized gains	—	(0.21)	(0.71)	(0.48)	(0.39)
Net asset value, end of year	$27.37	$18.66	$30.47	$32.32	$31.70

Total return	46.68%	(38.11)%	(3.71)%	3.55%	24.85%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$438,147	$469,544	$910,714	$808,825	$665,418
Ratio of expenses to average net assets(1)	1.20%	1.18%	1.12%	1.16%	1.10%
Ratio of expenses to average net assets(2)	1.15%	1.18%	1.12%	1.15%	1.10%
Ratio of net investment loss to average net assets	(0.40)%	(0.41)%	(0.18)%	(0.16)%	(0.17)%
Portfolio turnover rate	2%	17%	26%	24%	40%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the reimbursement of a portion of the legal fees. The ratio of expenses to average net assets, net of custody credits but exclusive of the reimbursement of a portion of the legal fees, would have been 1.15% for the year ended March 31, 2007 and would have been unchanged for the other years shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the reimbursement of a portion of the legal fees.

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Value Line Emerging Opportunities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Emerging Opportunities Fund, Inc. (the “Fund”) at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

May 28, 2010

Value Line Emerging Opportunities Fund, Inc.

Federal Tax Notice (unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Emerging Opportunities Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Mutual Fund Marketing Director of EULAV Securities, Inc. (the “Distributor”), Secretary of Value Line, Inc. since November 2009 and Director since February 2010.	Value Line, Inc.
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College, since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1996	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser)	None

Value Line Emerging Opportunities Fund, Inc.

Management of the Fund

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director (Chairman of Board since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director since February 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President and Secretary of Value Line until November 2009; Director of Value Line; Acting Chairman and Acting CEO of Value Line since November 2009; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the Value Line Funds since June 2009; President, Northern Lights Compliance Services, LLC, since 2006; Compliance Services Officer, Northstar Financial Services, LLC, 2006 to January 2008; Chief Operating Officer, Northern Lights Compliance Services, LLC, 2004 to 2006; President and Manager, Gemini Fund Services, LLC, 2004 to 2006; Director of Constellation Trust Company, 2004 to 2009.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729.

Value Line Emerging Opportunities Fund, Inc.

[This Page Intentionally Left Blank.]

Value Line Emerging Opportunities Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2010 - $108,638

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2010 -$93,555

(d)	All Other Fees – None

(e) (1)
Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2006 were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2010 -$2,050

(h)	Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

(b)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

	(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	June 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	June 4, 2010